Exhibit (a)(1)(ii)

         PRICE LEGACY CORPORATION

LETTER OF TRANSMITTAL

Offer to Exchange
Shares of
Common Stock or 6.82% Series 1 Cumulative Redeemable Preferred Stock
for Any and All Outstanding Shares of
its 8 3/4% Series A Cumulative Redeemable Preferred Stock

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON                        , 2004, UNLESS EXTENDED (SUCH DATE, AS THE SAME MAY BE EXTENDED, THE "EXPIRATION DATE") OR EARLIER TERMINATED. HOLDERS WHO DESIRE TO RECEIVE THE EXCHANGE OFFER CONSIDERATION MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SERIES A PREFERRED STOCK PURSUANT TO THE EXCHANGE OFFER ON OR PRIOR TO THE EXPIRATION DATE.

The Exchange Agent for the Exchange Offer is:

Mellon Investor Services LLC

By Mail: Reorganization Department PO Box South Hackensack, NJ 07606	By Hand: Reorganization Department 120 Broadway 13th Floor New York, NY 10271	By Overnight Delivery: Reorganization Department 85 Challenger Road Mail Stop—Reorg Ridgefield Park, NJ 07660

        DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE VALID DELIVERY.

        THE INSTRUCTIONS CONTAINED HEREIN AND IN THE EXCHANGE OFFER (AS DEFINED BELOW) SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

        The names and addresses of the registered holders should be printed, if not already below, exactly as they appear on the certificates evidencing Price Legacy Series A Preferred Stock tendered hereby. The share certificates and the shares of Price Legacy Series A Preferred Stock that the undersigned wishes to tender should be indicated in the appropriate boxes. If the space provided below is inadequate, list the certificate numbers and number of shares of Series A Preferred Stock tendered on a separately executed schedule and affix the schedule to this Letter of Transmittal.

DESCRIPTION OF PRICE LEGACY SERIES A PREFERRED STOCK TENDERED

Name(s) and Address(es) of Registered Holder(s) (Please Fill in, if Blank, Exactly as Name(s) Appear(s) on Certificate(s))	Price Legacy Series A Preferred Stock Tendered (Attach Additional Signed List if Necessary)

	Certificate Number(s)(1)	Total Number of Shares of Price Legacy Series A Preferred Stock Represented by Certificate(s)(1)	Number of Shares of Price Legacy Series A Preferred Stock Tendered(2)

Total Number of Shares of Price Legacy Series A Preferred Stock:

(1)	Need not be completed by holders tendering by book-entry transfer.
(2)
Unless otherwise indicated, it will be assumed that all shares of Price Legacy Series A Preferred Stock represented by any certificates delivered to the Exchange Agent are being tendered. See Instruction 5.

CONSIDERATION ELECTION
(See Instruction 3 and Check Only One Box)

☐	COMMON STOCK ELECTION: I hereby tender all of the shares of Series A Preferred Stock set forth above solely for Price Legacy Common Stock in the amount of 4.2 shares of Common Stock (or 1.05 shares of Common Stock after giving effect to Price Legacy's proposed 1-for-4 reverse stock split) for each share of Series A Preferred Stock.
☐
SERIES 1 PREFERRED STOCK ELECTION: I hereby tender all of the shares of Series A Preferred Stock set forth above solely for Price Legacy Series 1 Preferred Stock in the amount of one share of Series 1 Preferred Stock for each share of Series A Preferred Stock.
☐	COMBINATION ELECTION: I hereby tender all of the shares of Series A Preferred Stock set forth above in the following manner:

	whole shares of Series A Preferred Stock for Price Legacy Common Stock in the amount of 4.2 shares of Common Stock (or 1.05 shares of Common Stock after giving effect to Price Legacy's proposed 1-for-4 reverse stock split) for each share of Series A Preferred Stock.	whole shares of Series A Preferred Stock for Price Legacy Series 1 Preferred Stock in the amount of one share of Series 1 Preferred Stock for each share of Series A Preferred Stock.

IF YOU VALIDLY TENDER SHARES OF SERIES A PREFERRED STOCK BUT FAIL TO ELECT PROPERLY THE FORM OF CONSIDERATION YOU WANT TO RECEIVE IN THE EXCHANGE OFFER, YOU WILL BE DEEMED TO HAVE ELECTED TO RECEIVE COMMON STOCK IN EXCHANGE FOR ALL OF YOUR TENDERED SHARES.

☐
CHECK HERE IF ANY OF THE SHARE CERTIFICATES REPRESENTING SHARES THAT YOU OWN HAVE BEEN MUTILATED, LOST, STOLEN OR DESTROYED AND SEE INSTRUCTION 12. NUMBER OF SHARES REPRESENTED BY MUTILATED LOST, STOLEN OR DESTROYED CERTIFICATES:                                                                           .

        HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE THE EXCHANGE OFFER CONSIDERATION PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR SERIES A PREFERRED STOCK ON OR PRIOR TO THE EXPIRATION DATE.

☐
CHECK HERE IF TENDERED SHARES OF SERIES A PREFERRED STOCK ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

Name of Tendering Institution:

Account Number with DTC:

Transaction Code Number:

☐
CHECK HERE IF TENDERED SHARES OF SERIES A PREFERRED STOCK ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s):

Window Ticket No. (if any):

Date of Execution of Notice of Guaranteed Delivery:

Name of Eligible Institution that Guaranteed Delivery:

If Delivered by Book-Entry Transfer:

Account Number with DTC:

Transaction Code Number:

        By the execution hereof, the undersigned acknowledges receipt of the Offering Circular, dated                        , 2004 (as the same may be amended from time to time, the "Offer to Exchange") of Price Legacy Corporation, a Maryland corporation ("Price Legacy"), this Letter of Transmittal and instructions hereto (the "Letter of Transmittal" and, together with the Offering Circular, the "Exchange Offer"). The Exchange Offer consists of Price Legacy's offer to exchange shares of its Common Stock or 6.82% Series 1 Cumulative Redeemable Preferred Stock (the "Series 1 Preferred Stock") for any and all of the outstanding shares of its 8 3/4% Series A Cumulative Redeemable Preferred Stock (the "Series A Preferred Stock"), upon the terms and subject to the conditions set forth in the Offering Circular.

        This Letter of Transmittal is to be used by holders if (i) certificates representing Series A Preferred Stock are to be physically delivered to the Exchange Agent herewith by holders, (ii) tender of Series A Preferred Stock is to be made by book-entry transfer to the Exchange Agent's account at The Depository Trust Company ("DTC") pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer—Procedures for Exchanging Series A Preferred Stock—Tender of Series A Preferred Stock Held Through DTC" by any financial institution that is a participant in DTC and whose name appears on a security position listing as the owner of Series A Preferred Stock unless such tender is made after the Expiration Date, and an Agent's Message (as described in the Offering Circular) is delivered in connection with such book-entry transfer or (iii) tender of Series A Preferred Stock is to be made according to the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer—Procedures for Exchanging Series A Preferred Stock—Guaranteed Delivery." Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

        The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

        The instructions included with this Letter of Transmittal must be followed. Questions and requests for assistance or for additional copies of the Offering Circular, this Letter of Transmittal and the Notice of Guaranteed Delivery must be directed to Mellon Investor Services LLC in its capacity as the information agent (the "Information Agent") at the address and telephone number set forth on the last page of this Letter of Transmittal. See Instruction 13 below.

        Holders that are tendering by book-entry transfer to the Exchange Agent's account at DTC can execute the tender through the DTC Automated Tender Offer Program ("ATOP"), for which the transaction will be eligible. DTC participants that are accepting the Exchange Offer must transmit their acceptance to DTC, which will verify the acceptance and execute a book-entry delivery to the DTC account of Mellon Investor Services LLC in its capacity as the exchange agent (the "Exchange Agent"). DTC will then send an Agent's Message to the Exchange Agent for its acceptance. DTC participants may also accept the Exchange Offer by delivering a Notice of Guaranteed Delivery to the Exchange Agent.

        If a holder desires to tender Series A Preferred Stock pursuant to the Exchange Offer and (i) certificates representing such Series A Preferred Stock are not immediately available, (ii) time will not permit such holder's Letter of Transmittal, certificates representing such Series A Preferred Stock and all other required documents to reach the Exchange Agent on or prior to the Expiration Date or (iii) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed on or prior to the Expiration Date, such holder may nevertheless tender such Series A Preferred Stock with the effect that such tender will be deemed to have been received on or prior to the Expiration Date. Holders may effect such a tender of Series A Preferred Stock in accordance with the guaranteed delivery procedures set forth in the Offering Circular under "The Exchange Offer—Procedures for Exchanging Series A Preferred Stock—Guaranteed Delivery." See Instruction 2 below.

NOTE: SIGNATURES MUST BE PROVIDED BELOW
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Price Legacy the shares of Series A Preferred Stock indicated above.

        Subject to, and effective upon, the acceptance for exchange of shares of Series A Preferred Stock tendered with this Letter of Transmittal, the undersigned hereby assigns and transfers to, or upon the order of, Price Legacy all right, title and interest in and to the shares of Series A Preferred Stock that are being tendered hereby and waives any and all other rights with respect to the Series A Preferred Stock. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of Price Legacy) with respect to such Series A Preferred Stock, with full power of substitution and resubstitution (such power-of-attorney being deemed to be an irrevocable power coupled with an interest) to (i) present such Series A Preferred Stock and all evidences of transfer and authenticity to, or transfer of ownership of, Series A Preferred Stock on the account books maintained by DTC to, or upon the order of, Price Legacy, (ii) present such Series A Preferred Stock for transfer, and to transfer ownership on the books of Price Legacy, and (iii) receive all benefits and otherwise exercise all rights of beneficial ownership of such Series A Preferred Stock.

        The undersigned understands that tenders of Series A Preferred Stock may be withdrawn by written notice of withdrawal received by the Exchange Agent at any time on or prior to the Expiration Date, but the Exchange Offer consideration (as such term is described in the Offering Circular) shall not be payable in respect of Series A Preferred Stock so withdrawn.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, assign and transfer the Series A Preferred Stock tendered hereby, and that when such shares of Series A Preferred Stock are accepted for exchange by Price Legacy, Price Legacy will acquire good title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim or right. The undersigned will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Price Legacy to be necessary or desirable to complete the assignment and transfer of the Series A Preferred Stock tendered hereby.

        The undersigned understands that valid tenders of Series A Preferred Stock pursuant to any of the procedures described in the Offering Circular and in the instructions hereto and acceptance thereof by Price Legacy will constitute a binding agreement between the undersigned and Price Legacy, upon the terms and subject to the conditions of the Exchange Offer. In addition, the undersigned understands that the undersigned will not receive any distribution payment on the Series A Preferred Stock accepted for exchange by Price Legacy for the shortened distribution period from                        to the date of exchange.

        The undersigned understands that Price Legacy's obligation to accept for exchange Series A Preferred Stock validly tendered pursuant to the Exchange Offer is conditioned upon the satisfaction of the conditions described in the Offering Circular under "The Exchange Offer—Conditions to the Exchange Offer." Any Series A Preferred Stock not accepted for exchange will be returned (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) promptly to the undersigned at the address set forth above unless otherwise indicated herein under "Special Delivery Instructions" below.

        All authority conferred or agreed to be conferred by this Letter of Transmittal shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Letter of

Transmittal shall be binding upon the undersigned's heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives.

        The undersigned understands that the delivery and surrender of the Series A Preferred Stock is not effective, and the risk of loss of the Series A Preferred Stock does not pass to the Exchange Agent, until receipt by the Exchange Agent of this Letter of Transmittal (or a facsimile hereof) properly completed and duly executed, together with all accompanying evidences of authority and any other required documents in form satisfactory to Price Legacy or receipt of an Agent's Message. All questions as to the form of all documents and the validity (including time of receipt) and acceptance of tenders and withdrawals of Series A Preferred Stock will be determined by Price Legacy, in its reasonable discretion, which determination shall be final and binding.

        Unless otherwise indicated under "Special Issuance Instructions" below, please deliver the certificates representing Price Legacy Common Stock and/or Series 1 Preferred Stock from the Exchange Agent for any Series A Preferred Stock tendered hereby that are exchanged, and/or return any certificates representing Series A Preferred Stock not tendered or not accepted for exchange in the name(s) of the holder(s) appearing under "Description of Price Legacy Series A Preferred Stock Tendered." Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the certificates representing Price Legacy Common Stock and/or Series 1 Preferred Stock and/or return any certificates representing Series A Preferred Stock not tendered or not accepted for exchange (and accompanying documents, as appropriate) to the address(es) of the holder(s) appearing under "Description of Price Legacy Series A Preferred Stock Tendered." In the event that both the Special Issuance Instructions and the Special Delivery Instructions are completed, please deliver the certificates representing Price Legacy Common Stock and/or Series 1 Preferred Stock and/or return any certificates representing Series A Preferred Stock not tendered or not accepted for exchange (and any accompanying documents, as appropriate) to the person or persons so indicated. In the case of a book-entry delivery of Series A Preferred Stock, please credit the account maintained at DTC with any Series A Preferred Stock not tendered or not accepted for exchange. The undersigned recognizes that Price Legacy does not have any obligation pursuant to the Special Issuance Instructions to transfer any Series A Preferred Stock from the name of the holder thereof if Price Legacy does not accept for exchange any of the Series A Preferred Stock so tendered.

PLEASE SIGN HERE
(To be Completed by all Tendering Holders
Regardless of Whether Shares of Series A Preferred Stock are Being Physically Delivered Herewith,
Unless an Agent's Message is Delivered in Connection With a Book-Entry
Transfer of Such Series A Preferred Stock)

        This Letter of Transmittal must be signed by the registered holder(s) of Series A Preferred Stock exactly as their name(s) appear(s) on certificate(s) for Series A Preferred Stock or, if tendered by the registered holder(s) of Series A Preferred Stock, exactly as such participant's name appears on a security position listing as the owner of Series A Preferred Stock, or by person(s) authorized to become registered holder(s) by endorsements and documents transmitted with this Letter of Transmittal. If the signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below under "Capacity" and submit evidence satisfactory to Price Legacy of such person's authority to so act. See Instruction 6 below.

X
X	(Signature(s) of Holder(s) or Authorized Signatory)
Date: , 2004
Name(s):
(Please Print)
Capacity (full title):
Address:
(Including Zip Code)
Area Code and Telephone No.:

PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN
SIGNATURE GUARANTEE (See Instructions 1 and 6 below)

Certain Signatures Must be Guaranteed by a Medallion Signature Guarantor

(Name of Medallion Signature Guarantor Guaranteeing Signature)
(Address (Including Zip Code) and Telephone Number (Including Area Code) of Firm)
(Authorized Signature)
(Printed Name)
(Title)
Date: , 2004

SPECIAL ISSUANCE INSTRUCTIONS
(See Instructions 5, 6, 7 and 8)

To be completed ONLY if certificates representing Price Legacy Common Stock and/or Series 1 Preferred Stock to be exchanged for Series A Preferred Stock in connection with the Exchange Offer are to be issued to the order of someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or issued to an address different from that shown in the box entitled "Description of Price Legacy Series A Preferred Stock Tendered" within this Letter of Transmittal.

Name	(Please Print)
Address	(Please Print)
Zip Code
Taxpayer Identification or Social Security Number (See Substitute Form W-9 herein)

SPECIAL DELIVERY INSTRUCTIONS
(See Instructions 5, 6, 7 and 8)

To be completed ONLY if certificates for Series A Preferred Stock not exchanged and/or certificates representing Price Legacy Common Stock and/or Series 1 Preferred Stock to be exchanged for Series A Preferred Stock are to be sent to someone other than the person or persons whose signature(s) appear(s) within this Letter of Transmittal or sent to an address different from that shown in the box entitled "Description of Price Legacy Series A Preferred Stock Tendered" within this Letter of Transmittal.

Name	(Please Print)
Address	(Please Print)
Zip Code

INSTRUCTIONS
Forming Part of the Terms and Conditions of the Exchange Offer

        1.    Guarantee of Signatures.    Signatures on this Letter of Transmittal must be guaranteed by a recognized participant in the Securities Transfer Agents Medallion Program (a "Medallion Signature Guarantor"), unless the shares of Series A Preferred Stock tendered thereby are tendered (i) by a registered holder of Series A Preferred Stock (or by a participant in DTC whose name appears on a security position listing as the owner of such Series A Preferred Stock) who has not completed any of the boxes entitled "Special Delivery Instructions" on this Letter of Transmittal or (ii) for the account of a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office or correspondent in the United States (each of the foregoing, including a Medallion Signature Guarantor, being referred to as an "Eligible Institution"). If the shares of Series A Preferred Stock are registered in the name of a person other than the signer of this Letter of Transmittal or if shares of Series A Preferred Stock not accepted for exchange or not tendered are to be returned to a person other than the registered holder, then the signature on this Letter of Transmittal accompanying the tendered Series A Preferred Stock must be guaranteed by a Medallion Signature Guarantor as described above. Beneficial owners whose shares of Series A Preferred Stock are registered in the name of a broker, dealer, commercial bank, trust company or other nominee must contact such broker, dealer, commercial bank, trust company or other nominee if they desire to tender Series A Preferred Stock so registered. See "The Exchange Offer—Procedures for Exchanging Series A Preferred Stock" in the Offering Circular.

        2.    Requirements of Tender.    This Letter of Transmittal is to be completed by holders of Series A Preferred Stock if certificates representing such shares of Series A Preferred Stock are to be forwarded herewith, or if delivery of such certificates is to be made by book-entry transfer to the account maintained by DTC, pursuant to the procedures set forth in the Offering Circular under "The Exchange Offer—Procedures for Exchanging Series A Preferred Stock," unless such shares of Series A Preferred Stock are being transferred through ATOP. For a holder to validly tender Series A Preferred Stock pursuant to the Exchange Offer, a properly completed and duly executed Letter of Transmittal (or a manually signed facsimile thereof), together with any signature guarantees and any other documents required by these Instructions, must be received by the Exchange Agent at its address set forth herein on or prior to the Expiration Date, and either (i) certificates representing such Series A Preferred Stock must be received by the Exchange Agent at its address or (ii) such Series A Preferred Stock must be transferred pursuant to the procedures for book-entry transfer described in the Offering Circular under "The Exchange Offer—Procedures for Exchanging Series A Preferred Stock," and a Book-Entry Confirmation (as described in the Offering Circular) must be received by the Exchange Agent on or prior to the Expiration Date. A holder who desires to tender Series A Preferred Stock and who cannot comply with procedures set forth herein for tender on a timely basis or whose shares of Series A Preferred Stock are not immediately available must comply with the guaranteed delivery procedures discussed below, but only if such Notice of Guaranteed Delivery is received by the Exchange Agent on or prior to the Expiration Date.

        If a holder desires to tender Series A Preferred Stock pursuant to the Exchange Offer and (i) certificates representing such Series A Preferred Stock are not immediately available, (ii) time will not permit such holder's Letter of Transmittal, certificates representing such Series A Preferred Stock and all other required documents to reach the Exchange Agent on or prior to the Expiration Date or (iii) the procedures for book-entry transfer (including delivery of an Agent's Message) cannot be completed on or prior to the Expiration Date, such holder may nevertheless tender such Series A Preferred Stock with the effect that such tender will be deemed to have been received on or prior to the Expiration Date if the procedures set forth in the Offering Circular under "The Exchange Offer—Procedures for Exchanging Series A Preferred Stock—Guaranteed Delivery," are followed. Pursuant to such procedures, (a) the tender must be made by or through an Eligible Institution, (b) a properly completed and duly executed Notice of Guaranteed Delivery or an Agent's Message with respect to a guaranteed delivery that is accepted by Price Legacy must be received by the Exchange Agent on or prior to the Expiration Date and (c) the certificates for the tendered Series A Preferred Stock, in proper form for transfer (or a Book-Entry Confirmation of the transfer of such Series A Preferred Stock into the Exchange Agent's account at DTC as described in the Offering Circular), together with a Letter of Transmittal (or a facsimile thereof) properly completed and duly executed, with any required signature guarantees and any other documents required by this Letter of Transmittal or a properly transmitted Agent's Message, must be received by the Exchange Agent within three business days after the date of execution of the Notice of Guaranteed Delivery.

        The method of delivery of this Letter of Transmittal, the Series A Preferred Stock and all other required documents, including delivery through the DTC and acceptance of an Agent's Message transmitted through ATOP, is at the option and risk of the tendering holder. If delivery is by mail, registered mail with return receipt requested, properly insured, is recommended. In all cases, sufficient time should be allowed for such documents to reach the Exchange Agent.

        No alternative, conditional or contingent tenders shall be accepted. All tendering holders, by execution of this Letter of Transmittal (or a facsimile thereof), waive any right to receive any notice of the acceptance of their Series A Preferred Stock for exchange.

        3.    Consideration Election.    Holders should elect the consideration to be received for the shares of Series A Preferred Stock by checking only one of the three boxes opposite the election options. Holders electing the Combination Election should identify the number of whole shares of Series A Preferred Stock for which they wish to receive Common Stock and the number of whole shares of Series A Preferred Stock for which they wish to receive Series 1 Preferred Stock. Holders may elect to receive only one form of consideration with respect to each individual share of Series A Preferred Stock, and fractional shares should not be written in either of the spaces under the Combination Election. Holders that fail to comply with these instructions will be deemed to have elected to receive Common Stock in exchange for all of their tendered shares. An election is irrevocable, except that shares tendered pursuant to the Exchange Offer may be withdrawn in accordance with Instruction 4 below.

        4.    Withdrawal of Tendered Series A Preferred Stock.    Tenders of Series A Preferred Stock may be withdrawn at any time on or prior to the Expiration Date, but the Exchange Offer consideration shall not be payable in respect of the Series A Preferred Stock so withdrawn. Tenders of Series A Preferred Stock may be validly withdrawn if the Exchange Offer is terminated without any Series A Preferred Stock being exchanged thereunder. In the event of a termination of the Exchange Offer, the Series A Preferred Stock tendered pursuant to the Exchange Offer will be promptly returned to the tendering holder. If Price Legacy makes a material change in the terms of the Exchange Offer or the information concerning the Exchange Offer or waives a material condition of the Exchange Offer, Price Legacy will disseminate additional Exchange Offer material and extend the Exchange Offer to the extent required by law. If the consideration to be paid in the Exchange Offer is increased or decreased or the number of shares of Series A Preferred Stock subject to the Exchange Offer is decreased, the Exchange Offer will remain open at least ten business days from the date Price Legacy first gives notice to holders, by public announcement or otherwise, of such increase or decrease. In addition, Price Legacy may, if it deems appropriate, extend the Exchange Offer for any other reason.

        For a withdrawal of tendered Series A Preferred Stock to be effective, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent on or prior to the Expiration Date at its address set forth herein. Any such notice of withdrawal must (i) specify the name of the person who tendered the Series A Preferred Stock to be withdrawn, (ii) contain the description of the Series A Preferred Stock to be withdrawn and identify the certificate number or numbers shown on the particular certificates evidencing such Series A Preferred Stock (unless such shares of Series A Preferred Stock were tendered by book-entry transfer) and (iii) be signed by the holder of such Series A Preferred Stock in the same manner as the original signature on the Letter of Transmittal by which such Series A Preferred Stock was tendered (including any required signature guarantees), or be accompanied by evidence sufficient to the Exchange Agent that the person withdrawing the tender has succeeded to the beneficial ownership of the Series A Preferred Stock. If the shares of Series A Preferred Stock to be withdrawn have been delivered or otherwise identified to the Exchange Agent, a signed notice of withdrawal is effective immediately upon written or facsimile notice of such withdrawal even if physical release is not yet effected.

        Any permitted withdrawal of Series A Preferred Stock may not be rescinded. Any Series A Preferred Stock properly withdrawn will thereafter be deemed not validly tendered for purposes of the Exchange Offer; provided, however, that withdrawn Series A Preferred Stock may be re-tendered by again following one of the appropriate procedures described herein at any time on or prior to the Expiration Date.

        All questions as to the validity, form and eligibility (including time of receipt) of notices of withdrawal will be determined by Price Legacy, in its reasonable discretion (whose determination shall be final and binding). Neither Price Legacy, the Exchange Agent, the Information Agent nor any other person will be under any duty to give notification of any defects or irregularities in any notice of withdrawal, or incur any liability for failure to give any such notification.

        5.    Partial Tenders.    If fewer than all of the shares of Series A Preferred Stock evidenced by the certificate submitted are to be tendered, fill in the number of shares of Series A Preferred Stock which are to be tendered in the box entitled "Number of Shares of Series A Preferred Stock Tendered." If all the shares of Series A Preferred Stock are not tendered or not accepted for exchange, new certificate(s) evidencing the remainder of the shares of Series A Preferred Stock that were evidenced by the old certificate(s) will be sent (or, if tendered by book-entry transfer, returned by credit to the account at DTC designated herein) to the registered holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, as soon as practicable after the Expiration Date. All shares of Series A Preferred Stock represented by the certificate(s) delivered to the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

        6.    Signatures on this Letter of Transmittal, Stock Powers and Endorsement; Guarantee of Signatures.    If this Letter of Transmittal is signed by the registered holder(s) of the Series A Preferred Stock tendered hereby, the signature(s) must correspond with the name(s) as written on the face of the certificate(s) without alteration, enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in DTC whose name is shown as the owner of the Series A Preferred Stock tendered hereby, the signature must correspond with the name shown on the security position listing the owner of the Series A Preferred Stock.

        If any of the shares of Series A Preferred Stock tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal. If any of the shares of Series A Preferred Stock are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal and any necessary accompanying documents as there are different names in which certificates are held.

        If this Letter of Transmittal is signed by the registered holder, the certificates for any Series A Preferred Stock not tendered or accepted for exchange are to be issued (or if any Series A Preferred Stock that is not tendered or not accepted for exchange is to be reissued or returned) to or, if tendered by book-entry transfer, credited to the account at DTC of the registered holder, and certificates representing Price Legacy Common Stock and/or Series 1 Preferred Stock to be exchanged for Series A Preferred Stock in connection with the Exchange Offer are to be issued in the name of the registered holder, then the registered holder need not endorse any certificates for tendered Series A Preferred

Stock, nor provide a separate stock power. In any other case (including if this Letter of Transmittal is not signed by the registered holder), the registered holder must either properly endorse the certificates for Series A Preferred Stock tendered or transmit a separate properly completed stock power with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered holder(s) appear(s) on such Series A Preferred Stock, and, with respect to a participant in DTC whose name appears on a security position listing as the owner of Series A Preferred Stock, exactly as the name(s) of the participant(s) appear(s) on such security position listing), with the signature on the endorsement or stock power guaranteed by a Medallion Signature Guarantor, unless such certificates or stock powers are executed by an Eligible Institution. See Instruction 1.

        If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, agent, officer of a corporation or other person acting in a fiduciary or representative capacity, such person should so indicate when signing, and the proper evidence satisfactory to Price Legacy of such person's authority to so act must be submitted with this Letter of Transmittal.

        When this Letter of Transmittal is signed by the registered holder(s) of the Series A Preferred Stock listed and transmitted hereby, no endorsements of Series A Preferred Stock or separate instruments of transfer are required unless exchange is to be made, or shares of Series A Preferred Stock not tendered or exchanged are to be issued, to a person other than the registered holder(s), in which case the signatures on such Series A Preferred Stock or instruments of transfer must be guaranteed by a Medallion Signature Guarantor.

        Endorsements on certificates for Series A Preferred Stock and signatures on stock powers provided in accordance with this Instruction 6 by registered holders not executing this Letter of Transmittal must be guaranteed by a Medallion Signature Guarantor. See Instruction 1.

        7.    Special Issuance and Special Delivery Instructions.    Tendering holders should indicate in the applicable box the name and address to which shares of Series A Preferred Stock not tendered or not accepted for exchange or certificates representing Price Legacy Common Stock and/or Series 1 Preferred Stock to be exchanged for Series A Preferred Stock in connection with the Exchange Offer are to be issued or sent, if different from the name and address of the registered holder signing this Letter of Transmittal. In the case of issuance in a different name, the taxpayer identification or social security number of the person named must also be indicated. If no instructions are given, Series A Preferred Stock not tendered or not accepted for exchange will be returned to the registered holder of the Series A Preferred Stock tendered. For holders of Series A Preferred Stock tendering by book-entry transfer, Series A Preferred Stock not tendered or not accepted for exchange will be returned by crediting the account at DTC designated above.

        8.    Taxpayer Identification Number.    Each tendering holder is required to provide the Exchange Agent with the holder's correct taxpayer identification number ("TIN"), generally the holder's social security or federal employer identification number, on the Substitute Form W-9, which is provided under "Important Tax Information" below or, alternatively, to establish another basis for exemption from backup withholding. A holder must cross out item (2) in the Certification box on Substitute Form W-9 if such holder is subject to backup withholding. Failure to provide the information on the form may subject the tendering holder to up to 28% federal income tax backup withholding on the payment made to the holder or other person with respect to Series A Preferred Stock exchanged pursuant to the Exchange Offer. The box in Part 3 of the form should be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 3 is checked and the Exchange Agent is not provided with a TIN, the Exchange Agent will withhold up to 28% from all such payments with respect to the Series A Preferred Stock to be exchanged until a TIN is provided to the Exchange Agent. In any case, if such holder does not provide the Exchange Agent its TIN within 60 days, the Exchange Agent will remit the withheld amount to the IRS.

        9.    Transfer Taxes.    Except as otherwise provided in this Instruction 9, Price Legacy will pay all stock transfer taxes with respect to the sale and transfer of any Series A Preferred Stock to it or its order pursuant to the Exchange Offer. If, however, payment of the exchange offer consideration is to be made to, or if unexchanged shares of Series A Preferred Stock are to be registered in the name of, any person other than the registered holder(s), or if certificates evidencing tendered shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the tendering holder will be responsible for the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such other person.

        10.    Irregularities.    All questions as to the validity, form, eligibility (including time of receipt) and acceptance of any tendered Series A Preferred Stock pursuant to any of the procedures described above will be determined by Price Legacy in its reasonable discretion (whose determination shall be final and binding). Price Legacy reserves the right to reject any or all tenders of any Series A Preferred Stock determined by it not to be in proper form or, if the acceptance for exchange of such Series A Preferred Stock may, in the opinion of Price Legacy's counsel, be unlawful. Price Legacy also reserves the right to waive any of the conditions of the Exchange Offer or to waive any defect or irregularity in any tender with respect to Series A Preferred Stock of any particular holder, whether or not similar defects or irregularities are waived in the case of other holders. Price Legacy's interpretation of the terms and conditions of the Exchange Offer (including the Letter of Transmittal and the Instructions thereto) will be final and binding. Neither Price Legacy, the Exchange Agent, the Information Agent nor any other person will be under any duty to give notification of any defects or irregularities in tenders or will incur any liability for failure to give any such notification. If Price Legacy waives its right to reject a defective tender of Series A Preferred Stock, the holder will be entitled to the Exchange Offer consideration.

        11.    Waiver of Conditions.    Price Legacy reserves the right, in its reasonable discretion, to waive any of the conditions to the Exchange Offer in the case of any Series A Preferred Stock tendered, in whole or in part, at any time and from time to time.

        12.    Mutilated, Lost, Stolen or Destroyed Certificates for Series A Preferred Stock.    If any certificate(s) representing Series A Preferred Stock have been mutilated, lost, stolen or destroyed, the holder should promptly notify the Exchange Agent by checking the box immediately following the description of Series A Preferred Stock tendered and indicating the number of shares of Series A Preferred Stock lost. The holder will then be instructed as to the steps that must be taken in order to replace the certificate(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing mutilated lost, stolen or destroyed certificate(s) have been followed. To expedite this process, call                        .

        13.    Requests for Assistance or Additional Copies.    Questions relating to the procedure for tendering Series A Preferred Stock and requests for assistance or additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to, and additional information about the Exchange Offer may be obtained from, the Information Agent, whose address and telephone number appear on the last page hereto.

IMPORTANT TAX INFORMATION

        Under federal income tax laws, in order to avoid "backup withholding," a holder whose tendered Series A Preferred Stock is accepted for exchange is required to provide the Exchange Agent (as payer) with such holder's correct TIN on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his social security number. If the Exchange Agent is not provided with the TIN, a $50 penalty may be imposed by the Internal Revenue Service, and payments made with respect to Series A Preferred Stock exchanged pursuant to the Exchange Offer may be subject to backup withholding. Failure to comply truthfully with the backup withholding requirements also may result in the imposition of severe criminal and/or civil fines and penalties.

        Certain holders (including, among others, all corporations and certain foreign persons) are not subject to these backup withholding requirements. Exempt holders should still complete the Substitute Form W-9 to avoid possible erroneous backup withholding. Exempt holders should furnish their TIN, write "Exempt" on the face of the Substitute Form W-9 and sign, date and return the Substitute Form W-9 to the Exchange Agent. A foreign person, including an entity, may qualify as an exempt recipient by submitting to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that holder's foreign status. A Form W-8 can be obtained from the Information Agent. See the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional instructions.

        If backup withholding applies, the Exchange Agent is required to withhold up to 28% of any payments made to the holder or other payee. Backup withholding is not an additional federal income tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

Purpose of Substitute Form W-9

        To prevent backup withholding on payments, including any Exchange Offer consideration made with respect to Series A Preferred Stock exchanged pursuant to the Exchange Offer, the holder is required to provide the Exchange Agent with either (i) the holder's correct TIN by completing the form below, certifying under penalties of perjury that the TIN provided on Substitute Form W-9 is correct (or that such holder is awaiting a TIN) and that (a) the holder has not been notified by the Internal Revenue Service that the holder is subject to backup withholding as a result of failure to report all interest or dividends or (b) the Internal Revenue Service has notified the holder that the holder is no longer subject to backup withholding; or (ii) an adequate basis for exemption.

What Number to Give the Exchange Agent

        The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered holder of the Series A Preferred Stock. If the Series A Preferred Stock is held in more than one name or is held not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

PAYER'S NAME: MELLON INVESTOR SERVICES LLC

SUBSTITUTE FORM W-9
Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.

	(If you do not have a TIN but have submitted an application for one or intend to do so in the near future, write "Applied For" instead.)	Social Security Number(s) or Employer Identification Number

Department of the Treasury Internal Revenue Service	Part 2—Certification Under Penalties of Perjury, I certify that:	Part 3— Awaiting TIN ☐
Payer's Request for Taxpayer Identification Number (TIN)	(1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me);

(2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of failure to report all interest or dividends, or because the IRS has notified me that I am no longer subject to backup withholding; and
(3) any other information provided in this Form is true and correct.

Certification Instructions—

You must cross out item (2) in Part 2 above if you have been notified by the IRS that you are subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).
SIGNATURE	DATE	, 2004

NOTE:    FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF UP TO 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

        I certify under penalty of perjury that a taxpayer identification number has not been issued to me, and either (i) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (ii) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number within 60 days of the date payment is made, the backup withholding amount of up to 28% will be remitted to the IRS.

Signature:	Date:	, 2004

        Any questions or requests for assistance or additional copies of the Offering Circular, this Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone numbers and location listed below. You may also contact your broker, dealer, commercial bank or trust company or nominee for assistance concerning the Exchange Offer.

The Information Agent for the Exchange Offer is:

         Mellon Investor Services LLC
44 Wall Street
7th Floor
New York, NY 10005
Toll Free: (800) 335-7842